                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) May 15, 1997

                         Ground Round Restaurants, Inc.
             (Exact name of registrant as specified in its charter)


New York                         1-6192                         13-5637682
State or other                (Commission                   (I.R.S. Employer
jurisdiction                   File Number)                 Identification No.)
of incorporation)



35 Braintree Hill Office Park, Braintree, Massachusetts               02184-9078
   (Address of principal executive offices)                           (Zip code)


       Registrant's telephone number, including area code (617) 380-3100



                                 Not Applicable

         (Former name or former address, if changed since last report.)
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Item 5.  Other Events


AMENDMENT TO CREDIT FACILITY

                  Ground Round Restaurants, Inc. (the "Company") amended its existing credit facility by entering into a Third Amendment (the "Amendment"), dated as of May 23, 1997, to the Amended and Restated Credit Agreement (the "Credit Agreement"), dated as of September 12, 1996, as amended, among The Ground Round, Inc., GR of Minn., Inc. (collectively, the "Borrowers"), the lenders listed therein (collectively, the "Lenders"), and The Bank of New York, as Agent, and The Chase Manhattan Bank, as Co-Agent. The Amendment provides, among other things, for the issuance by the Company of Amended and Restated Convertible Notes (the "Amended Convertible Notes") to the Lenders to replace the Convertible Notes issued to the Lenders on September 12, 1996. The Amended Convertible Notes amended the original Convertible Notes to provide, among other things, (y) that they shall become due thirty (30) days after written demand for payment has been issued by any noteholder to the Company with a final maturity date of December 31, 1997, and (z) that, commencing June 1, 1997, interest shall accrue monthly on the unpaid principal balance of the Amended Convertible Notes, at the rate of ten percent (10%) per annum, which interest shall be added to the principal amount thereof, and shall be payable on the maturity date of the Amended Convertible Notes.

                  The description of the Amendment and the Amended Convertible Notes are qualified in their entirety by the terms and conditions contained in such Amendment and the Amended Convertible Notes, copies of which are attached as exhibits to this Form 8-K and are incorporated herein by reference.

EMPLOYMENT AGREEMENTS

                  On May 15, 1997, the Company entered into an employment agreement (the "Bezsylko Employment Agreement") with Anthony E. Bezsylko, pursuant to which Mr. Bezsylko will serve as Senior Vice President of Operations of the Company for an initial term of one (1) year commencing May 15, 1997. Such term shall be automatically extended for additional one-year terms unless, at least ninety (90) days prior to the expiration of the original or any extended term, either party shall notify the other in writing that it intends to terminate the Bezsylko Employment Agreement as of the end of such term. As compensation for his services pursuant to the Bezsylko Employment Agreement, Mr. Bezsylko shall receive a base salary of One Hundred Fifty Thousand Dollars ($150,000) per year, be eligible to participate in the Company's Office Incentive Plan and insurance programs and other fringe benefits customarily provided to Company executives. The Bezsylko Employment Agreement further provides that Mr. Bezsylko may be entitled to receive a severance payment equivalent to twice his base salary if his employment is terminated under certain circumstances following a "change of control" of the Company, as defined in the Bezsylko Employment Agreement.
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                  On May 15, 1997, the Company entered into an employment
agreement (the "Evans Employment Agreement") with Henri R. Evans, pursuant to which Mr. Evans will serve as Vice President of Marketing of the Company for an initial term of one (1) year, commencing May 15, 1997. Such term shall be automatically extended for additional one-year terms unless, at least ninety
(90) days prior to the expiration of the original or any extended term, either party shall notify the other in writing that it intends to terminate the Evans Employment Agreement as of the end of such term. As compensation for his services pursuant to the Evans Employment Agreement, Mr. Evans shall receive a base salary of One Hundred Thirty Thousand Dollars ($130,000) per year, be eligible to participate in the Company's Office Incentive Plan and insurance programs and other fringe benefits customarily provided to Company executives. The Evans Employment Agreement further provides that Mr. Evans may be entitled to receive a severance payment equivalent to twice his base salary if his employment is terminated under certain circumstances following a "change of control" of the Company, as defined in the Evans Employment Agreement.

                  On May 15, 1997, the Company entered into an Amendment to the Employment Agreement dated September 1, 1996 with Stephen J. Kiel, the Company's Chief Financial Officer, which provides, among other things, for a severance payment equivalent to twice his salary, if his employment is terminated under certain circumstances following a "change of control" of the Company, as defined in such Amendment to the Employment Agreement.

                  The description of the foregoing employment agreements or amendment to employment agreement, as the case may be, are qualified in their entirety by the terms and conditions contained in such agreements, copies of which are attached as exhibits to this Form 8-K and are incorporated herein by reference.


Item 7.  Financial Statements and Exhibits:

                  (a)      Financial Statement of businesses acquired.

                                    Not applicable.

                  (b)      Pro Forma financial information.

                                    Not applicable.

                  (c)      Exhibits:

                           10.1 Third Amendment, dated as of May 23, 1997, to Amended and Restated Credit Agreement, dated as of September 12, 1996, as amended, among The Ground Round, Inc.,





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                                    and GR of Minn., Inc., and the Lenders named
                                    therein, and The Bank of New York, as Agent, and The Chase Manhattan Bank, as Co-Agent.

                           10.2 Form of Amended and Restated Convertible Term Note payable to the Lenders.

                           10.3 Employment Agreement, effective as of May 15, 1997, between the Company and Anthony E. Bezsylko.

                           10.4 Employment Agreement, effective as of May 15, 1997, between the Company and Henri R. Evans.

                           10.5 Amendment to Employment Agreement, dated as of May 15, 1997, between the Company and Stephen J. Kiel.



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Signatures.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GROUND ROUND RESTAURANTS, INC.



                                   By:          /s/ Stephen J. Kiel
                                        ----------------------------------------
                                        Name:   Stephen J. Kiel
                                        Title:  Senior Vice-President and Chief
                                                Financial Officer


Date:    June 11, 1997



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                                 EXHIBIT INDEX
                                 -------------

Exhibit
  No.                             Description
-------                           -----------

10.1 Third Amendment, dated as of May 23, 1997 to Amended and Restated Credit Agreement, dated as of September 12, 1996, as amended, among The Ground Round, Inc., and GR of Minn., Inc., and the Lenders named therein, and The Bank of New York, as Agent, and The Chase Manhattan Bank, as Co-Agent.

10.2     Form of Amended and Restated Convertible Term Note payable to the
         Lenders.

10.3 Employment Agreement, effective as of May 15, 1997, between the Company and Anthony E. Bezsylko.

10.4 Employment Agreement, effective as of May 15, 1997, between the Company and Henri R. Evans.

10.5 Amendment to Employment Agreement, dated as of May 15, 1997, between the Company and Stephen J. Kiel.